Exhibit 10.13

ENGLISH TRANSLATION

Notice of Approval of Introduced Project

(96) No. 416 Shenzhen Bao’an Foreign Investment

According to the provisions related to the introduced project approval authority of the municipal government, we hereby agree to approve the agreement (contract) signed by Shenzhen Broadway Processing Factory and Hong Kong Broadway Industrial Co., Ltd for the business of processing and assembling phone case, TV case, plastics and rubber hardware accessories with supplied materials.

Bao’an Economic Development Board in Shenzhen

December 20, 1996

(Seal of Bao’an Economic Development Board in Shenzhen)

To: Customs, Bank of China and business agent

Agreement

(1996) 247 No. 101 Shenzhen Bao’an Agreement

Party A: Shenzhen Broadway Processing Factory

Party B: Hong Kong Broadway Industrial Co., Ltd

Business Agent: Shenzhen Bao’an Foreign Economic Development Corporation

Under the premise to comply with the relevant laws and regulations of the People’s Republic of China, both parties reach the agreement about the business of processing and assembling phone case, TV case, plastics and rubber hardware accessories with supplied materials through full consultation on the basis of equality and mutual benefit. Both parties agree to abide by the following terms and conditions:

Article 1	Responsibilities of Both Parties

Responsibilities of Party A:

1.	Party A shall provide the factory with the area of 1,500m2 and 100-150 manufacturing workers. During the term of the agreement, Party A shall produce and process the above-mentioned products on behalf of Party B. The processed products shall be returned to Party B, which is responsible for the delivery to Hong Kong or other countries.
2.	Party A shall provide the existing power and water equipment for the purpose of processing and production. In case of installing new power and water facilities, the facilities cost and installation fee shall be borne by Party B.
3.	Party A shall assist Party B in handling with the import and export formalities for the business with processing with supplied materials.
4.	Party A shall appoint factory manager, financial accounting and warehouse keeper in charge of the factory’s management and finance.

Responsibilities of Party B:

1.	Party B shall provide the equipment required for processing and producing the above-mentioned products (for details, see the list) without consideration. The equipment shall be delivered to the Party A’s factory by installments. The total value of equipment is HK$14,000,000. The property right of the equipment shall be owned by Party B. If Party B does not continue to process upon the expiration of the term of the agreement, all mechanical equipment shall be refundable to Hong Kong or other countries.
2.	Party B shall provide all raw materials, auxiliary materials and packaging materials required for processing and producing the above-mentioned products, without consideration. The quantity and specification shall be stipulated in the specific production contract.
3.	If any worker employed by Party A is incompetent and fails to accept the advice, Party B has the right to propose Party A the suggestion for replacing the worker. However, Party B shall not be allowed to dismiss the worker without permission.

4.	Party B shall provide mechanical equipment, raw materials, auxiliary materials and packaging materials without setting price. The regulatory fee shall be borne by Party B.

Article 2	Number of Processing

Party B shall process 500-ton products with supplied materials in the first year and the processing fee paid to Party A shall be approximately HK$600,000. From the second year, the number of processing required by Party B shall increase on the basis of previous year. The specific quantity and specification shall be stipulated in the production contract.

Article 3	Principles for Processing Calculation and Processing Fee
1.	The trial production (training) period shall be three months. During trial production period, the processing fee paid to worker shall be temporarily determined as HK$600/person every month. (On average, each worker shall work 8 hours per day and 25.5 working days per month.) Party B must obtain the permission of Party A if Party B determines to work overtime. For the processing fee paid to worker for overtime work, additional allowance shall be paid in addition to normal processing fee.
2.	Upon the expiration of trial production period, the wage shall be calculated by pieces. In the principle of mutual benefit, Party A and Party B shall give different prices based on the processing varieties, specifications, style and technology complexity, which shall be stipulated in the contract for processing and producing each batch of products (to guarantee the reasonable income of workers, the processing fee shall not less than HK$650/person every month. If the processing fee is less than HK$650, Party B shall pay the processing fee to the Party A’s worker based on this amount. With the increase in the price index, the processing fee paid to worker shall be correspondingly adjusted once every two years.).
3.	The charges for power and water consumed in Party A’s factory for the purpose of production shall be borne by Party B.
4.	Party A provides the factory and production site, whole Party B shall remit the monthly fixed processing fee HK$18,000 to Party A by settlement of exchange through Bank of China. With the increase in the price index, the fixed processing fee shall be correspondingly adjusted once every two years.
5.	The processing fee paid by Party B shall not be directly paid to the workers in RMB in any way. Party B shall remit such processing fee to Party A by settlement of exchange through XXXX Branch of Bank XXXX of Shenzhen (bank account ), While Party A shall handle in accordance with the relevant state regulations.

Article 4	Defect Rate
1.	The product defect occurring in trial production period shall be reimbursed for actual expenses.
2.	Upon the expiration of trail production period, the product defect rate shall be agreed by both parties and specified in the production contract.

Article 5	Supplied Materials and Delivery Period
1.	Party B shall ensure to provide raw materials, auxiliary materials and packaging materials in the sufficient quantity based on the processing volume specified in the agreement. In order to make Party A’s factory in normal production, Party B must transport all required raw materials, auxiliary materials and packaging materials to Party A’s factory within seven days before the production of each batch of products. If Party B fails to provide sufficient materials due to the reason beyond force majeure, resulting in Party A’s factory produce less than 25 days per month, Party B shall provide the life subsidy HK$12 to each worker per day by calculation on the basis of the number of downtime days and the number of worker on duty. Such subsidy shall be paid to Party A.
2.	Party A’s factory shall make delivery to Party B on schedule and in appropriate quantity and quality according to the specific delivery period agreed by the parties. If Party B fails to make delivery to Party B on schedule and in appropriate quantity and quality due to the reason beyond force majeure, resulting in economic losses on Party B, Party A shall be liable for the compensation, the amount of which shall be stipulated in the specific contract.
3.	Party B shall transport the machinery, ventilation and lighting equipment, raw materials, auxiliary materials and packaging materials to Party A’s factory, where Party A and Party B complete the delivery. After the finished products processed in Party A’s factory shall be transported through the inspection for acceptance in Party A’s factory, Party A shall not be liable for shortage and rework of the products. In case of requiring rework, Party B shall pay rework cost.

Article 6	Payment

The processing fee shall be paid in full to Party A’s factory every month by D/P spot draft or cash order. Party A’s factory shall cooperate with Shenzhen Bao’an Foreign Economic Service Co., Ltd to handle with formalities and pay to the bank account (account no.: XXX) of Bank XXX established in Hong Kong through XXXX Branch of XXXX Bank of Shenzhen. If Party B fails to make the due payment over 15 days, for the number of overdue days, Party B shall give the compensation to Party A by calculation based on the interest rate issued by the bank in Hong Kong on the day. If necessary, Party A has the right to stop delivery and shipment. If Party B fails to make settlement within 30 days, Party A has the right to suspend delivery or take other measures.

Article 7	Transportation and Insurances
1.	The freight and other expenses incurred during the machinery, equipment, raw materials, auxiliary materials and packaging materials are transported to Party A’s factory and the processed products are transported to Party B shall be borne by Party B.

2.	Party B shall cover the insurance for imported raw materials, auxiliary materials and packaging materials, exported finished products and machinery, equipment, raw materials, auxiliary materials and packaging materials stored in the factory as well as factory, dormitories and labors through Bao’an Subsidiary of China People’s Insurance Company.

Article 8	Technology Exchange

After Party B transports the machinery and equipment to Party A’s factory, Party B shall appoint the qualified staff for installation as soon as possible, while Party A shall appoint the worker to assist in the installation. Then, trial production period is started. Party B shall provide technical personnel to give technical training for the workers in Party A’s factory until the workers master the basic production technology and the normal production starts. The salaries and all costs incurred by the technical personnel appointed by Party B shall be borne by Party B. Party A shall provide the conveniences for the technical personnel appointed by Party B in daily life.

Article 9	Arbitration

Any dispute in connection with the agreement incurring in the process of fulfilling the agreement shall be solved by the parties through friendly consultation. If the parties fail to solve it through consultation, such dispute can be submitted to Shenzhen Branch of Foreign Economic and Trade Arbitration Commission affiliated to China Council for Promotion of International Trade (CCPIT) for arbitration. The arbitration award shall be final and binding on the parties. Arbitration cost shall be borne by the losing party.

Article 10	Terms of Agreement

The agreement shall come into force after the approval by the relevant authority and signed by both parties. The agreement is effective for ten years from December 18, 1996 to December 17, 2006. In case of early terminating or extending the agreement, the party shall notify the other party three months before the expiration. Both parties shall discuss about the termination or extension, which shall be approved by the former approval authority before the implementation. If either party early terminates the agreement without the prior consent of the other party, the party shall be liable for the compensation of the economic loss suffered on the other party. The method of compensation shall be calculated on the basis of the average monthly processing fee of six months before the termination of the agreement. Finally, the processing fee for two months shall be paid to the other party as the compensation.

After the expiration of the agreement, fixed assets (such as factory and dormitories) and the machinery and equipment supplied by Party B with price shall be owned by Party A. However, the movable assets (such as machinery, vehicles, ventilation equipment) provided by Party B without setting prices shall be returned to Party B. The write-off processing on the movable assets shall be done in accordance with the customs regulations and other relevant regulations.

If either party does not perform the terms of the agreement within two months after the agreement comes into force, the other party has the right to propose the termination of the agreement. The termination of the agreement can take effect only after the approval of the former approval authority.

If Party B fails to production for consecutive six months after the agreement comes into force and production is started, Party A has the right to terminate the agreement. The termination of the agreement can take effect only after the approval of the former approval authority. The economic losses suffered on Party A shall be compensated by using the machinery and equipment stored in the Party A’s factory.

The agreement shall be executed in six counterparts with same effect. Party A holds one, business agent holds one and Party B holds one. Several copies of the agreement are allowed.

Any issue unmentioned in the agreement shall be modified and supplemented by the parties through consultation at any time. Such issue shall come into force after being approved by the former approval authority.

Party A: Shenzhen Broadway Processing Factory

Representative: XXX

Address: XXX

Telephone: XXX

Seal: Shenzhen Broadway Processing Factory

Party B: Hong Kong Broadway Industrial Co., Ltd

Representative: XXX

Address: XXX

Telephone: XXX

(Seal of Hong Kong Broadway Industrial Co., Ltd.)

Business Agent: Shenzhen Bao’an Foreign Economic Development Corporation

Representative: XXX

Address: XXX

Telephone: XXX

(Seal of Shenzhen Bao’an Foreign Economic Development Corporation)

Entered in Shenzhen on December 18, 1996

Document Issued by Shenzhen Bao’an Bureau of Trade & Industry

(2006) No. 1261 Shenzhen Bao’an Economic Processing

Notice of Approval of Agreement Amendment

We have received the Agreement Amendment of (2006) No. 166 Shenzhen Bao’an Amendment signed by Shenzhen Bao’an Foreign Economic Development Co, Ltd, Shenzhen Shamin Industrial Holdings Co., Ltd, Hong Kong Broadway Industrial Co., Ltd. and Shenzhen Broadway Processing Factory. After review, we hereby agree to change the trade name of Party B and the representative of Party B for recordation. The Amendment Agreement is subordinate to the agreement with (1996) No. 101 Shenzhen Bao’an Agreement. Please visit to Industry & Commerce Bureau, Tax Administration, Customs and other authorities for formalities within 30 days from the date specified herein.

This notice is hereby given.

Shenzhen Bao’an Bureau of Trade & Industry

June 28, 2006

(Seal of Shenzhen Bao’an Bureau of Trade & Industry)

CC: Nantou Customs, Tongle Customs, International Balance Division of Shenzhen Branch of State Administration of Foreign Exchange, Bao’an Branch of Bank of China, Bao’an Industry & Commerce Bureau, Bao’an Branch of State Tax Administration and Bao’an Branch of Local Tax Administration.

   (Totaling 10 copies)

Amendment Agreement

(2006) No. 166 Shenzhen Bao’an Amendment

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Party A’s Factory: Shenzhen Broadway Processing Factory

Party B: Hong Kong Broadway Industrial Co., Ltd

Organizer and Party B signed (1996) No. 101 Shenzhen Bao’an Agreement on December 17, 1996 to establish Party A’s factory and process phone case, TV case, plastics and rubber hardware accessories, all kinds of home appliances, electronics, toy products, plastic & rubber hardware accessories, mold manufacturing, injection silk screen and assembly processing with supplied materials. The approval number of the agreement is (96) No. 416 Shenzhen Bao’an Foreign Investment. The agreement is valid until December 17, 2006. During the term of the agreement, the parties get good cooperation. Due to the change of Party B, it is agreed to make the following changes:

1.	Party B: change from Hong Kong Broadway Industrial Co., Ltd to Broadway Industrial Holdings Limited (British Virgin Islands-incorporated);
2.	Party B representative for signature: change from Manny Marimuthu to Sze To Kin Sun.

Before and after the agreement changes, the claim and debt of Party A’s factory shall be borne by the present Party B, Broadway Industrial Holdings Limited, from the date of the approval of Amendment Agreement. Other clauses specified in the original shall be implemented.

The Amendment Agreement is executed in six counterparts and shall come into force since the date of signature and seal by the representatives and approval by the competent authorities.

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Bao’an Foreign Economic Development Corporation Co., Ltd.)

Party A’s Factory: Shenzhen Broadway Processing Factory

Representative: (Signed)

(Seal of Shenzhen Broadway Processing Factory)

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Shamin Industrial Holdings Co., Ltd)

Former Party B: Hong Kong Broadway Industrial Co., Ltd

Former Representative: (Signed)

(Seal of Hong Kong Broadway Industrial Co., Ltd.)

Present Party B: Broadway Industrial Holdings Limited

Present Representative: (/s/Kin Sun Sze-To, Chief Executive Officer)

(Seal of Broadway Industrial Holdings Limited)

June 22, 2006

Document Issued by Shenzhen Bao’an Bureau of Trade & Industry

(2006) No. 1444 Shenzhen Bao’an Economic Processing Modification Agreement

Notice of Approval of Extension Agreement

We have received the Extension Agreement of (2006) No. 0224 Shenzhen Bao’an Extension signed by Shenzhen Bao’an Foreign Economic Development Co, Ltd, Shenzhen Shamin Industrial Holdings Co., Ltd, Broadway Industrial Holdings Limited and Shenzhen Broadway Processing Factory. The Extension Agreement is subordinate to the agreement with (1996) No. 101 Shenzhen Bao’an Agreement. The term of the Extension Agreement is extended five years. Therefore, the Extension Agreement is valid until December 17, 2011. Please visit to Industry & Commerce Bureau, Tax Administration, Customs and other authorities for formalities within 30 days from the date specified herein.

This notice is hereby given.

Shenzhen Bao’an Bureau of Trade & Industry

July 21, 2006

(Seal of Shenzhen Bao’an Bureau of Trade & Industry)

CC: Nantou Customs, Tongle Customs, International Balance Division of Shenzhen Branch of State Administration of Foreign Exchange, Bao’an Branch of Bank of China, Bao’an Industry & Commerce Bureau, Bao’an Branch of State Tax Administration and Bao’an Branch of Local Tax Administration.

   (Totaling 8 copies)

Extension Agreement

(2006) No. 224 Shenzhen Bao’an Extension

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Party A’s Factory: Shenzhen Broadway Processing Factory

Party B: Broadway Industrial Holdings limited

Both parties signed (1996) No. 101 Shenzhen Bao’an Agreement on December 17, 1996. The approval number of the agreement is (96) No. 416 Shenzhen Bao’an Foreign Investment. The agreement will be expired on December 17, 2006. During the term of the agreement, the parties get good cooperation. To further develop the production, both parties hereby agree to extend the term of the agreement five years, until December 17, 2011. The clauses of the original agreement shall be unchanged. In addition, both parties agree to supplement the following terms and conditions:

1.	There are 790 production workers. The average processing fee for workers is paid and settled as not less than HK$700/person per month
2.	The factory area is 3,000m2. The fixed processing fee shall be settled as HK$14 per square meter. Therefore, the fixed processing fee paid every month is HK$42,000.
3.	The above-mentioned processing fees shall be paid to Party A through the bank designated by business agent. With the increase in the price index, the processing fee paid to worker shall be correspondingly adjusted once every two years.
4.	If either party early terminates the agreement, the processing fee for two months shall be paid to the other party as the compensation.

The Extension Agreement is executed in six counterparts and shall come into force since the date of signature and seal by the representatives and approval by the competent authorities.

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Bao’an Foreign Economic Development Corporation)

Party A’s Factory: Shenzhen Broadway Processing Factory

Representative: (Signed)

(Seal of Shenzhen Broadway Development Factory)

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Shamin Industrial Holdings Co., Ltd)

Party B: Broadway Industrial Holdings Limited

Representative: (/s/Kin Sun Sze-To, Chief Executive Officer)

(Seal of Broadway Industrial Holdings Limited)

July 12, 2006

Document Issued by Shenzhen Bao’an Bureau of Trade & Industry

(2011) No. 0054 Shenzhen Bao’an Economic Processing Extension

Notice of Approval of Extension Agreement

We have received the Extension Agreement of (2010) No. 0349 Shenzhen Bao’an Extension signed by Shenzhen Bao’an Foreign Economic Development Co, Ltd, Shenzhen Shamin Industrial Holdings Co., Ltd, Broadway Industrial Holdings Limited and Shenzhen Broadway Processing Factory. The Extension Agreement is subordinate to the agreement with (1996) No. 101 Shenzhen Bao’an Agreement. The term of the Extension Agreement is extended to December 31, 2012. Please visit to Industry & Commerce Bureau, Tax Administration, Customs and other authorities for formalities within 30 days from the date specified herein.

This notice is hereby given.

Shenzhen Bao’an Bureau of Trade & Industry

January 30, 2011

(Seal of Shenzhen Bao’an Bureau of Trade & Industry)

CC: Nantou Customs, Tongle Customs, International Balance Division of Shenzhen Branch of State Administration of Foreign Exchange, Bao’an Branch of Bank of China, Bao’an Industry & Commerce Bureau, Bao’an Branch of State Tax Administration and Bao’an Branch of Local Tax Administration.

  (Totaling 6 copies)

Extension Agreement

(2010) No. 349 Shenzhen Bao’an Extension

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Party A’s Factory: Shenzhen Broadway Processing Factory

Party B: Broadway Industrial Holdings limited

Both parties signed (96) No. 101 Shenzhen Bao’an Agreement on December 17, 1996. The approval number of the agreement is (96) No. 416 Shenzhen Bao’an Foreign Investment. The agreement will be expired on December 17, 2011. During the term of the agreement, the parties get good cooperation. To further develop the production, both parties hereby agree to extend the term of the agreement until December 31, 2012. The clauses of the original agreement shall be unchanged. In addition, both parties agree to supplement the following terms and conditions:

5.	There are 630 production workers. The average processing fee for workers is paid and settled as not less than HK$900/person per month
6.	The factory area is 8,000m2. The fixed processing fee shall be settled as HK$14 per square meter. Therefore, the fixed processing fee paid every month is HK$112,000.
7.	The above-mentioned processing fees shall be paid to Party A through the bank designated by business agent. With the increase in the price index, the processing fee paid to worker shall be correspondingly adjusted once every two years.
8.	If either party early terminates the agreement, the processing fee for two months shall be paid to the other party as the compensation.

The Extension Agreement is executed in six counterparts and shall come into force since the date of signature and seal by the representatives and approval by the competent authorities.

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Bao’an Foreign Economic Development Co., Ltd.)

Party A’s Factory: Shenzhen Broadway Processing Factory

Representative: (Signed)

(Seal of Shenzhen Broadway Processing Factory)

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Shamin Industrial Holdings Co., Ltd.)

Party B: Broadway Industrial Holdings Limited

Representative: (/s/ Chi Keung Ng, Factory General Manager)

(Seal of Broadway Industrial Holdings Limited)

Document Issued by Shenzhen Bao’an Bureau of Economic Promotion

(2011) No. 0267 Shenzhen Bao’an Economic Processing Extension

Notice of Approval of Agreement Amendment

We have received the Agreement Amendment of (2011) No. 0076 Shenzhen Bao’an Amendment signed by Shenzhen Bao’an Foreign Economic Development Co, Ltd, Shenzhen Shamin Industrial Holdings Co., Ltd, Broadway Industrial Holdings Limited and Shenzhen Broadway Processing Factory. After review, we hereby agree to change Party B. The Amendment Agreement is subordinate to the agreement with (1996) No. 101 Shenzhen Bao’an Agreement. Please visit to Industry & Commerce Bureau, Tax Administration, Customs and other authorities for formalities..

Shenzhen Bao’an Bureau of Economic Promotion

October 24, 2011

(Seal of Shenzhen Bao’an Bureau of Economic Promotion)

CC: Nantou Customs, Tongle Customs, International Balance Division of Shenzhen Branch of State Administration of Foreign Exchange, Bao’an Branch of Bank of China, Bao’an Industry & Commerce Bureau, Bao’an Branch of State Tax Administration and Bao’an Branch of Local Tax Administration.

   (Totaling 6 copies)

Amendment Agreement

(2011) No. 76 Shenzhen Bao’an Amendment

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Party A’s Factory: Shenzhen Broadway Processing Factory

Party B: Broadway Industrial Holdings limited

Organizer and Party B signed (1996) No. 101 Shenzhen Bao’an Agreement on December 17, 1996 to establish Party A’s factory and process TV case , phone case, plastics and rubber hardware accessories, all kinds of home appliances, electronics, toy products, plastic & rubber hardware accessories, mold manufacturing, injection silk screen and assembly processing with supplied materials. The approval number of the agreement is (96) No. 416 Shenzhen Bao’an Foreign Investment. The agreement is valid until December 31, 2012. During the term of the agreement, the parties get good cooperation and it is agreed to make the following changes:

1.	Party B: change from Broadway Industrial Holdings Limited to Broadway Precision Technology Limited;

Before and after the agreement changes, the claim and debt of Party A’s factory shall be borne by the present Party B, Broadway Precision Technology Limited, from the date of the approval of Amendment Agreement. Other clauses specified in the original shall be implemented.

The Amendment Agreement is executed in six counterparts and shall come into force since the date of signature and seal by the representatives and approval by the competent authorities.

Business Agent: Shenzhen Bao’an Foreign Economic Development Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Bao’an Foreign Economic Development Co., Ltd.)

Party A’s Factory: Shenzhen Broadway Processing Factory

Representative: (Signed)

(Seal of Shenzhen Broadway Processing Factory)

Organizer: Shenzhen Shamin Industrial Holdings Co., Ltd

Representative: (Signed)

(Seal of Shenzhen Shamin Industrial Holdings Co., Ltd.)

Former Party B: Broadway Industrial Holdings Limited

Former Representative: /(s/Kin Sun Sze-To, Chief Executive Officer)

(Seal of Broadway Industrial Holdings Limited)

Present Party B: Broadway Precision Holdings Limited

Present Representative: (/s/Kin Sun Sze-To, Chief Executive Officer)

(Seal of Broadway Precision Holdings Limited)